UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 11, 2026, Athena Technology Acquisition Corp. II, a Delaware corporation (the “Company”) held a special meeting of stockholders virtually via live webcast (the “Special Meeting”). As of the close of business on August 7, 2026, the record date for the Special Meeting, there were 9,848,574 shares of Class A Common Stock outstanding, each of which was entitled to one vote per share with respect to the proposals brought before the Special Meeting. A total of 9,835,040 shares of Class A Common Stock, representing 99.86% of the outstanding shares of Class A Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the Special Meeting, each of which is more fully described in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on August 12, 2026.

Proposal 1 — Approval and adoption of the Business Combination Agreement, dated as of December 4, 2024, by and among the Company, Athena Technology Sponsor II, LLC, Ace Green Recycling Inc. (“Ace Green”), and Project Atlas Merger Sub Inc. (“Merger Sub”), as amended pursuant to the First Amendment thereto dated as of March 19, 2026 and the Second Amendment thereto dated as of April 18, 2026 (as may be amended and/or amended and restated, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Ace Green (the “Merger”), with Ace Green surviving the Merger as a wholly owned subsidiary of Athena, and approve the Merger and the other transactions contemplated by the Merger Agreement (the “Business Combination” and such proposal, the “Business Combination Proposal”) .

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,835,040	0	0	0

Based on the foregoing votes, the stockholders approved the Business Combination Proposal.

Proposal 2 — Approval and adoption of the proposed Amended and Restated Certificate of Incorporation (the “Proposed Charter”) of the post-Business Combination company (the “New Ace Green”), which, if approved, would take effect substantially concurrently with the effective time of the Business Combination (the “ Charter Proposal”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,835,030	0	10	0

Based on the foregoing votes, the stockholders approved the Charter Proposal.

Proposal 3 — Approval, on a non-binding advisory basis, certain governance provisions in the Proposed Charter that the board of directors of Athena believes are necessary to adequately address the needs of New Ace Green immediately following the consummation of the Business Combination (the “Advisory Charter Proposals”), as follows.

Proposal 3A — Approval to amend the charter to increase the authorized number of shares of New Ace Green to 115,000,000, with such authorized shares consisting of (A) 110,000,000 shares of common stock, par value $0.0001 per share, and (B) 5,000,000 shares of preferred stock, par value $0.0001 per share.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,835,030	0	10	0

Proposal 3B — Approval to amend the charter to eliminate certain charter provisions related to Athena’s status as a blank check company, including changing Athena’s name from “Athena Technology Acquisition Corp. II” to “Ace Green Recycling, Inc.” and to remove the requirement to dissolve New Ace Green and instead allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,835,030	0	10	0

Based on the foregoing votes, the stockholders approved the Advisory Charter Proposals.

Proposal 4 — Election, effective at the closing of the Business Combination, of each of the following six directors to serve on the New Ace Green Board of Directors for a term ending at either the first, second, or third annual meeting of stockholders following the Business Combination, and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard Goldberg	9,835,040	0	0
Jeanine Wright	9,835,040	0	0
Otto C. Schwethelm	9,835,040	0	0
Carolyn Trabuco	9,835,040	0	0
Nishchay Chadha	9,835,040	0	0
Vipin Tyagi	9,835,040	0	0

Based on the foregoing votes, each of Richard Goldberg, Jeanine Wright, Otto C. Schwethelm, Carolyn Trabuco, Nishchay Chadha, and Vipin Tyagi were elected to serve on the New Ace Green Board of Directors following the Business Combination.

Proposal 5 — Approval and adoption of the New Ace Green 2026 Equity Incentive Plan (the “Equity Incentive Plan Proposal”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,835,025	10	5	0

Based on the foregoing votes, the stockholders approved the Equity Incentive Plan Proposal.

Because the Company’s stockholders approved the foregoing proposals, a vote on the proposal to adjourn the Special Meeting, as described in the proxy statement/prospectus, was not called during the Special Meeting.

Item 8.01. Other Events.

In connection with the Special Meeting, holders of 9,029 shares of Class A Common Stock elected to redeem their shares. The redemption of such shares is conditioned on, and will not occur until, the consummation of the Company's initial business combination. If the business combination is not consummated, the shares tendered for redemption will not be redeemed and will be returned to the holders thereof.

On September 10, 2026, the Company caused to be deposited $271.48 into the Company’s trust account allowing the Company to extend the period of time it has to consummate its initial business combination by one month from September 14, 2026 to October 14, 2026 (the “Monthly Extension”). The Monthly Extension is the fourth of up to nine potential monthly extensions permitted under the Company’s Amended and Restated Certificate of Incorporation, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2026	ATHENA TECHNOLOGY ACQUISITION CORP. II

	By:	/s/ Isabelle Freidheim
	Name:	Isabelle Freidheim
	Title:	Chief Executive Officer

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